Met Investors Series Trust

                   Oppenheimer Capital Appreciation Portfolio
                          PIMCO Total Return Portfolio

                           Class A and Class B Shares

                                   Prospectus

                                   May 1, 2004




 Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange
    Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.




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                                TABLE OF CONTENTS

                                                                                                                PAGE

INTRODUCTION......................................................................................................3
         Understanding the Trust..................................................................................3
         Understanding the Portfolios.............................................................................4
THE PORTFOLIOS....................................................................................................6
         Investment Summary.......................................................................................6
                  Oppenheimer Capital Appreciation Portfolio......................................................8
                  PIMCO Total Return Portfolio...................................................................13
         Primary Risks of Investing in the Portfolios............................................................18
         Additional Investment Strategies........................................................................21
         Management..............................................................................................33
                  The Manager....................................................................................33
                  The Advisers...................................................................................35
                  Distribution Plan..............................................................................37
YOUR INVESTMENT..................................................................................................37
         Shareholder Information.................................................................................37
         Dividends, Distributions and Taxes......................................................................38
         Sales and Purchases of Shares...........................................................................39
FINANCIAL HIGHLIGHTS.............................................................................................40
FOR MORE INFORMATION.....................................................................................Back Cover


INTRODUCTION

     Understanding the Trust

     Met Investors Series Trust (the "Trust") is an open-end management investment company that currently offers a selection of twenty-four managed investment portfolios or mutual funds, only two of which are offered through this Prospectus (the "Portfolios"). Each of the two Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

Investing Through a Variable Insurance Contract

     Class A and Class B shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts"). Class A shares of certain of the Portfolios are also sold to qualified pension and profit sharing plans. The Class A shares of the Portfolios that are also sold to qualified plans are offered to plan participants through a separate prospectus.

     As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

     A particular Portfolio or class of a Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios and classes available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

     Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

[SIDE BAR:

     Please see the Contracts prospectus that accompanies this Prospectus for a detailed explanation of your Contract.]

     Understanding the Portfolios

     After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

     Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.

Description of Types of Funds:

Equity Funds

     Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

Fixed Income Funds

     Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.


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


Before you choose a Portfolio, please consider...
                                                                                                                          Higher


                                                                                                                         Risk/Reward



All of the Portfolios involve risk, but there is also the potential for reward.
You can lose money - and you can make money. The Portfolios are structured so that each offers a different degree of risk and reward than others.

Notice the scale at the  right.  It covers,  in the  opinion of the  Portfolios'
Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

 What  risk/reward  level is for you? Ask  yourself  the  following:                    Oppenheimer Capital Appreciation Portfolio


     (1) How well do I handle fluctuations in my account value? The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

     (2) Am I looking for a higher rate of return? Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.

A final note: These Portfolios are designed for long-term                                 PIMCO Total Return Portfolio    Lower
investment.

                                                                                                                        Risk/Reward



THE PORTFOLIOS

     Investment Summary

Each Portfolio's summary discusses the following :

     o    Investment Objective

          What is the Portfolio's investment goal?

     o    Principal Investment Strategy

          How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

     o    Primary Risks

          What are the specific risks of investing in the Portfolio?

     o    Past Performance

          How well has the Portfolio performed over time?

     o    Fees and Expenses

          What is the cost of investing in the Portfolio?

     [SIDE BAR: Each Portfolio in this Prospectus is a mutual fund: a pooled investment that is professionally managed and that gives you the opportunity to participate in financial markets. Each Portfolio strives to reach its stated investment objective, which can be changed without shareholder approval. As with all mutual funds, there is no guarantee that a Portfolio will achieve its investment objective.

     In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

     [SIDE BAR: A Portfolio's Adviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive fixed income yield opportunities, when the issuer's investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions, or for other investment reasons.]

     Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

     The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

     The Contracts may be sold by banks. An investment in a Portfolio of the Trust through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

[Left Side:]

                   Oppenheimer Capital Appreciation Portfolio


Investment Objective:

     The Portfolio seeks capital appreciation.

Principal Investment Strategy:

     The Portfolio invests mainly in common stocks of "growth companies". These may be newer companies or established companies of any capitalization range that the Adviser believes may appreciate in value over the long term. The Portfolio currently focuses mainly on mid-cap and large-cap domestic companies. The Portfolio may also purchase the securities of foreign issuers.

     In deciding what securities to buy or sell, the Portfolio's Adviser looks for growth companies that are believed to have reasonably priced stock in relation to overall stock market valuations. The Adviser focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Portfolio's investments among industries and market sectors. Currently, the Adviser looks for:

     o    Companies with above-average growth potential

     o Companies with increasing earnings momentum and a history of positive earnings growth

     o    Stocks with low valuations relative to their growth potential

     o    Companies with the potential for positive earnings surprises

     o    Growth rates that the Adviser believes are sustainable over time

[Right side:]

Primary Risks:

     The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 18, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

     o    Market risk

     o    Foreign investment risk

     o    Market capitalization risk

     o    Investment style risk


Past Performance:

     The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

     The performance shown below for the period February 12, 2001 through December 31, 2003 is the performance of the Portfolio's Class B shares, the Portfolio's oldest Class. The Portfolio's Class A shares commenced operations on January 2, 2002.

     The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                      Year-by-Year Total Return as of 12/31

             ---------------------------- -------------------------
                                 -24.73% 28.53%





                                   02      03
             ---------------------------- -------------------------

                        High Quarter: 2nd - 2003 +14.54%
                         Low Quarter: 2nd - 2002 -15.52%

     The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/03, as applicable, with the S&P 500 Index, a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

        ----------------------------------------------------------------
                              Average Annual Total
                              Return as of 12/31/03
                                      Since
                                1 Year Inception


                Class A        28.75%   -1.39%
                Class B        28.53%   -6.28%
                S&P 500 Index  28.69%   -5.30%*
        ----------------------------------------------------------------
                      * Index performance is from 2/28/01.


     For information on OppenheimerFunds, Inc.'s prior performance with a comparable fund, see page 35.

[SIDE BAR:
---------

     Portfolio Management:

     o    OppenheimerFunds, Inc.
          see page 35

     o    For financial highlights
          see page 41]

Fees and Expenses:

     The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2003 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contracts prospectus for a description of those fees, expenses and charges.

Shareholder Transaction Expenses - None


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
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

      Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets

         ------------------------------------- --------------------------- ------------------------
                                                        Class A                     Class B
         ------------------------------------- --------------------------- ------------------------
         ------------------------------------- --------------------------- ------------------------
         Management Fee                                  0.63%                       0.63%
         ------------------------------------- --------------------------- ------------------------
         ------------------------------------- --------------------------- ------------------------
         12b-1 Fees                                      None                        0.25%
         ------------------------------------- --------------------------- ------------------------
         ------------------------------------- --------------------------- ------------------------
         Other Expenses                                  0.12%                       0.10%
         ------------------------------------- --------------------------- ------------------------
         ------------------------------------- --------------------------- ------------------------
         Total Annual Portfolio Operating                0.75%                       0.98%
         Expenses Before Expense
         Waiver/Repayment to Manager
        ------------------------------------- --------------------------- -------------------------
        ------------------------------------- --------------------------- -------------------------
         Contractual Expense                            (0.03)%                      0.01%
         (Waiver)/Repayment to Manager*
        ------------------------------------- --------------------------- -------------------------
        ------------------------------------- --------------------------- -------------------------
        Total Annual Portfolio Operating                 0.72%                       0.99%
        Expenses After Expense
        Waiver/Repayment to Manager
        ------------------------------------- --------------------------- -------------------------
* The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual
Portfolio Operating Expenses for the Class A and Class B shares of the Portfolio will not exceed 0.75%
and 1.00%, respectively, for the period ended April 30, 2005 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Example



     The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

     The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2005. The Example is for illustration only, and your actual costs may be higher or lower.


         Example of Portfolio Expenses

---------------------------------------- -------------------------------------- --------------------------------------
                                                        Class A                                Class B
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
1 Year                                                    $74                                   $101
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
3 Years                                                  $237                                   $315
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
5 Years                                                  $415                                   $545
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
10 Years                                                 $930                                  $1,207
---------------------------------------- -------------------------------------- --------------------------------------


[Left Side:]

                          PIMCO Total Return Portfolio


Investment Objective:

     The Portfolio seeks maximum total return, consistent with the preservation of capital and prudent investment management.

Principal Investment Strategy:

     The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of the Portfolio normally varies within a three- to six-year time frame based on the Adviser's forecast for interest rates.

     The Portfolio invests primarily in investment grade debt securities, U.S. Government securities and commercial paper and other short-term obligations. The Portfolio may invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

     The Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Portfolio may engage in forward commitments, when-issued and delayed delivery securities transactions. The Portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the Portfolio consists of income earned on the Portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

[Right side:]

Primary Risks:

     The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 18, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

     o    Market risk

     o    Interest rate risk

     o    Credit risk

     o    Foreign investment risk

     Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

     Investments in mortgage-related securities are also subject to special risks of prepayment. Prepayment risk occurs when the issuer of a security can prepay the principal prior to the security's maturity. Securities subject to prepayment risk, including the collateralized mortgage obligations and other mortgage-related securities that the Portfolio can buy, generally offer less potential for gains when prevailing interest rates decline, and have greater potential for loss when interest rates rise depending upon the coupon of the underlying securities. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. In addition, early repayment of mortgages underlying these securities may expose the Portfolio to a lower rate of return when it reinvests the principal. Further, the Portfolio may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Portfolio to lose a portion of its principal investment represented by the premium the Portfolio paid.

     If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Portfolio's shares to fluctuate more.

     Non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

     In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economies based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging market countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

     The Portfolio's investments in derivatives can significantly increase the Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

Past Performance:

     The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

     The performance shown below for the period February 12, 2001 through December 31, 2003 is the performance of the Portfolio's Class B shares, the Portfolio's oldest Class. The Portfolio's Class A shares commenced operations on May 1, 2001.

     The bar chart below shows you the performance of the Portfolio's Class B shares for each full calendar year since its inception and how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

                      Year-by-Year Total Return as of 12/31

             ------------------------------ -----------------------
                               9.29%      4.53%





                                02          03
             ------------------------------ -----------------------

                         High Quarter: 3rd - 2002 +3.65%
                          Low Quarter: 1st - 2002 0.00%

     The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/03 with the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index which is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

             -------------------------------------------------------
                                              Average Annual Total
                                              Return as of 12/31/03
                                                           Since
                                            1 Year       Inception


                 Class A                    4.53%         7.79%
                 Class B                    4.53%         7.10%
                 Lehman Brothers            4.11%         7.20%*
                  Aggregate Bond
                  Index
             -------------------------------------------------------
                    * Index performance is from 2/28/01.


     For information on Pacific Investment Management Company LLC's prior performance with a comparable fund, see page 36.

[SIDE BAR:

     Portfolio Management:

     o Pacific Investment Management Company LLC see page 36

     o    For financial highlights see page 45]


Fees and Expenses:

     The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2003 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contracts prospectus for a description of those fees, expenses and charges.

Shareholder Transaction Expenses - None


Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

       ------------------------------------- --------------------------- --------------------------
                                                      Class A                     Class B
       ------------------------------------- --------------------------- --------------------------
       ------------------------------------- --------------------------- --------------------------
       Management Fee                                  0.50%                       0.50%
       ------------------------------------- --------------------------- --------------------------
       ------------------------------------- --------------------------- --------------------------
       12b-1 Fees                                       None                       0.25%
       ------------------------------------- --------------------------- --------------------------
       ------------------------------------- --------------------------- --------------------------
       Other Expenses                                  0.09%                       0.08%
       ------------------------------------- --------------------------- --------------------------
       ------------------------------------- --------------------------- --------------------------
       Total Annual Portfolio Operating                0.59%                       0.83%
       Expenses
       ------------------------------------- --------------------------- --------------------------


Example

     The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

     The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. The Example is for illustration only, and your actual costs may be higher or lower.

         Example of Portfolio Expenses

---------------------------------------- -------------------------------------- --------------------------------------
                                                        Class A                                Class B
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
1 Year                                                    $60                                    $85
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
3 Years                                                  $185                                   $264
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
5 Years                                                  $321                                   $458
---------------------------------------- -------------------------------------- --------------------------------------
---------------------------------------- -------------------------------------- --------------------------------------
10 Years                                                 $717                                  $1,018
---------------------------------------- -------------------------------------- --------------------------------------


     Primary Risks of Investing in the Portfolios

     One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from its objective, which are not described here.

Market Risk

     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

     Stocks purchased in initial public offerings (IPOs) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Portfolio's shares.

Interest Rate Risk

     The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If your Portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise.

     Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

Credit Risk

     The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. If your Portfolio invests in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis. A Portfolio may also be subject to credit risk to the extent it engages in transactions, such as securities loans, repurchase agreements or certain derivatives, which involve a promise by a third party to honor an obligation to the Portfolio. Such third party may be unwilling or unable to honor its financial obligations.

High Yield Debt Security Risk

     High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, a Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

     You should understand that high yield securities are not generally meant for short-term investing. When a Portfolio invests in high yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

Foreign Investment Risk

     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

     o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

     o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

     o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     o    Foreign  markets  may be less  liquid  and  more  volatile  than  U.S.
          markets.

     o Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

     o Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Market Capitalization Risk

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.



     Additional Investment Strategies

     In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. Although a Portfolio that is not identified below in connection with a particular strategy or technique generally has the ability to engage in such a transaction, its Adviser currently intends to invest little, if any, of the Portfolio's assets in that strategy or technique. (Please note that some of these strategies may be a principal investment strategy for a particular Portfolio and consequently are also described in that Portfolio's Investment Summary.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

------------- ---------- -------------------
              Oppenheimer   PIMCO Total
              Capital     Return Portfolio
              Appreciation
              Portfolio
------------- ---------- -------------------
------------- ---------- -------------------
Brady Bonds                      X
------------- ---------- -------------------
------------- ---------- -------------------
Collateralized    X              X
Mortgage
Obligations

------------- ---------- -------------------
------------- ---------- -------------------
Convertible       X              X
Securities
------------- ---------- -------------------
------------- ---------- -------------------
Depositary        X
Receipts
------------- ---------- -------------------
------------- ---------- -------------------
Derivatives:


Options                          X


Futures                          X
------------- ---------- -------------------
Direct                           X
Participation
in Corporate
Loans
------------- ---------- -------------------
------------- ---------- -------------------
Dollar Roll                      X
Transactions
------------- ---------- -------------------
------------- ---------- -------------------
Foreign                          X
Currency
Transactions
------------- ---------- -------------------
------------- ---------- -------------------
Foreign Debt                     X
Securities
------------- ---------- -------------------
------------- ---------- -------------------
Foreign Equity    X
Securities
------------- ---------- -------------------
------------- ---------- -------------------
Forward                          X
Commitments,
When-Issued
and Delayed
Delivery
Securities

------------- ---------- -------------------
------------- ---------- -------------------
High Quality      X              X
Short-Term
Debt
Obligations
including
Bankers'
Acceptances,
Commercial
Paper and
Certificates of
Deposit issued
or guaranteed
by Bank
Holding
Companies in
the U.S., their
Subsidiaries
and Foreign
Branches or of
the World
------------- ---------- -------------------
              Oppenheimer   PIMCO Total
              Capital     Return Portfolio
              Appreciation
              Portfolio
------------- ---------- -------------------
Bank;
Variable
Amount
Master
Demand Notes
and Variable
Rate Notes
issued by U.S.
and Foreign
Corporations
------------- ---------- -------------------
------------- ---------- -------------------
High                             X
Yield/High
Risk Debt
Securities

------------- ---------- -------------------
------------- ---------- -------------------
Hybrid                           X
Instruments
------------- ---------- -------------------
------------- ---------- -------------------
Illiquid and      X              X
Restricted
Securities
------------- ---------- -------------------
------------- ---------- -------------------
Indexed                          X
Securities
------------- ---------- -------------------
------------- ---------- -------------------
Interest                         X
Rate
Transactions

------------- ---------- -------------------
------------- ---------- -------------------
Investment                       X
Grade Debt
Securities

------------- ---------- -------------------
------------- ---------- -------------------
Mortgage                         X
-backed
Securities,
including
GNMA
Certificates,
Mortgage-
backed bonds

------------- ---------- -------------------
------------- ---------- -------------------
Municipal                        X
Securities
------------- ---------- -------------------
------------- ---------- -------------------
Non-mortgage                     X
Asset-backed
Securities

------------- ---------- -------------------
------------- ---------- -------------------
PIK                              X
(pay-in-
kind)
Debt
Securities and
Zero-Coupon
Bonds

------------- ---------- -------------------
------------- ---------- -------------------
Preferred         X              X
Stocks
------------- ---------- -------------------
------------- ---------- -------------------
Real Estate       X
Investment
Trusts
------------- ---------- -------------------
------------- ---------- -------------------
              Oppenheimer   PIMCO Total
              Capital     Return Portfolio
              Appreciation
              Portfolio
------------- ---------- -------------------
Repurchase        X              X
Agreements
------------- ---------- -------------------
------------- ---------- -------------------
Reverse                          X
Repurchase
Agreements
------------- ---------- -------------------
------------- ---------- -------------------
Securities        X              X
Loans
------------- ---------- -------------------
------------- ---------- -------------------
Short Sales                      X
(Against the
Box)
------------- ---------- -------------------
------------- ---------- -------------------
Structured                       X
Notes
------------- ---------- -------------------
------------- ---------- -------------------
U.S.              X              X
Government
Securities
------------- ---------- -------------------

     Brady Bonds. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

     Collateralized Mortgage Obligations (CMOs). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

     CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

     Convertible Securities. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

     Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

     Depositary Receipts. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

     These instruments are subject to market risk and foreign investment risk.

     Derivatives. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

     Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

     Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

         Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

     Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

     Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

     Direct Participation in Corporate Loans. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

     The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

     Dollar Roll Transactions. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

     If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

     Foreign Currency Transactions. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

     These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

     Foreign Debt Securities. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

     Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

     Foreign Equity Securities. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

     Forward Commitments, When-Issued and Delayed Delivery Securities. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

     High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

     Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

     Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

     These instruments are subject to credit risk, interest rate risk and foreign investment risk.

     High Yield/High Risk Debt Securities. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

     High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

     Hybrid Instruments. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

     Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

     Illiquid and Restricted Securities. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

     If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Indexed Securities. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

     Interest Rate Transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

     There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

     Investment Grade Debt Securities. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

     Mortgage-backed Securities, including GNMA Certificates, Mortgage-backed Bonds and Stripped Mortgage-backed Securities. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

     These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

     Municipal Securities. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

     Non-mortgage Asset-backed Securities. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

     The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

     PIK (pay-in-kind) Debt Securities and Zero-Coupon Bonds. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

     Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

     These securities are subject to credit risk and interest rate risk.

     Preferred Stocks. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

     Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

     Real Estate Investment Trusts. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

     Repurchase Agreements. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

     Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

     Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

     Securities Loans. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

     The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

     Short Sales. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

     The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

     Structured Notes. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

     Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

     U.S. Government Securities. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

     U.S. Government securities are subject to interest rate risk. Credit risk is remote.

Defensive Investments

     Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

Portfolio Turnover

     The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Oppenheimer Capital Appreciation Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. The PIMCO Total Return Portfolio generally will have annual turnover rates of 100% or more.

Downgrades in Fixed Income Debt Securities

     Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.

     Management

     The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

     The Manager

     Met Investors Advisory LLC (the "Manager"), 22 Corporate Plaza Drive, Newport Beach, California 92660, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

     As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:


-------------------------------------------------------------- ----------------------------------------------------------
Portfolio                                                      Advisory Fee
-------------------------------------------------------------- ----------------------------------------------------------
-------------------------------------------------------------- ----------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio                     0.65% of first $150 million of such assets plus
                                                               0.625% of such assets over $150 million up to
                                                               $300 million plus 0.60% of such assets over
                                                               $300 million up to $500 million plus 0.55% of
                                                               such assets over $500 million.
-------------------------------------------------------------- ----------------------------------------------------------
-------------------------------------------------------------- ----------------------------------------------------------
PIMCO Total Return Portfolio                                   0.50%
-------------------------------------------------------------- ----------------------------------------------------------


Expense Limitation Agreement

     In the interest of limiting expenses of certain Portfolios until April 30, 2005, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Oppenheimer Capital Appreciation Portfolio, other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, will not exceed 0.75% of the Portfolio's daily net assets.

     The Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided the Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of the Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by the Portfolio will be made unless: (i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

     The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

The Advisers

     Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser.

     The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

     The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

OPPENHEIMERFUNDS, INC. ("Oppenheimer"), Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281, is the Adviser to the Oppenheimer Capital Appreciation Portfolio of the Trust. Oppenheimer has been an investment adviser since January 1960. Oppenheimer (including affiliates) managed more than $150 billion in assets as of December 31, 2003, including other Oppenheimer funds with more than 7 million shareholder accounts.

     o    Jane  Putnam,  Vice  President  and  Manager.   Ms.  Putnam  has  been
          associated with Oppenheimer as a portfolio manager since July 1995.

PRIOR EXPERIENCE WITH COMPARABLE FUND

     The Oppenheimer Capital Appreciation Portfolio and the Oppenheimer Capital Appreciation Fund, which is also advised by Oppenheimer, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in February 2001, it does not have a significant operating history. In order to provide you with information regarding the investment capabilities of Oppenheimer, performance information regarding the Oppenheimer Capital Appreciation Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Oppenheimer Capital Appreciation Fund and the Portfolio will vary.

     The table below compares the Oppenheimer Capital Appreciation Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/03 with the S&P 500 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


---------------------------------------------------- -----------------------------------------------------------------
                                                                Average Annual Total Return as of 12/31/03
---------------------------------------------------- -----------------------------------------------------------------
---------------------------------------------------- --------------------- ---------------------- --------------------
                                                            1 Year                5 Year                10 Year

---------------------------------------------------- --------------------- ---------------------- --------------------
---------------------------------------------------- --------------------- ---------------------- --------------------
Oppenheimer Capital Appreciation Fund                       22.01%                 3.17%                12.25%
- Class A   shares (with sales charge)
---------------------------------------------------- --------------------- ---------------------- --------------------
---------------------------------------------------- --------------------- ---------------------- --------------------
Oppenheimer Capital Appreciation Fund                       29.46%                 1.96%                11.59%
- Class A   shares (without sales charge)
---------------------------------------------------- --------------------- ---------------------- --------------------
---------------------------------------------------- --------------------- ---------------------- --------------------
S&P 500 Index                                               28.67%                -0.57%                11.06%
---------------------------------------------------- --------------------- ---------------------- --------------------



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC ("PIMCO"), 840 Newport Center Drive, Newport Beach, California 92660, is the Adviser to the PIMCO Total Return Portfolio of the Trust. PIMCO, a Delaware limited liability company, is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P. ("ADAM LP"). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of ADAM LP. Allianz is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in ADAM LP. As of December 31, 2003, PIMCO had approximately $373.8 billion in assets under management.

     o A portfolio management team, led by William H. Gross, a Managing Director, the Chief Investment Officer and a founding partner of PIMCO, manages the Portfolio.

PRIOR EXPERIENCE WITH COMPARABLE FUND

     The PIMCO Total Return Portfolio and the PIMCO Total Return Fund, which is also advised by PIMCO, have substantially similar investment objectives, policies, and strategies. Since the Portfolio commenced operations in February 2001, it does not have a long operating history. In order to provide you with information regarding the investment capabilities of PIMCO, performance information regarding the PIMCO Total Return Fund is presented. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of PIMCO Total Return Fund and the Portfolio will vary.

     The table below compares the PIMCO Total Return Fund's average annual compounded total returns for the 1-, 5- and 10-year periods through 12/31/03 with the Lehman Aggregate Bond Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


-------------------------------------------------- -------------------------------------------------------------------
                                                               Average Annual Total Return as of 12/31/03
-------------------------------------------------- -------------------------------------------------------------------
-------------------------------------------------- ----------------------- ---------------------- --------------------
                                                           1 Year                 5 Year                10 Year

-------------------------------------------------- ----------------------- ---------------------- --------------------
-------------------------------------------------- ----------------------- ---------------------- --------------------
PIMCO Total Return Fund -                                  5.07%                   6.82%                 7.11%
Class A shares
-------------------------------------------------- ----------------------- ---------------------- --------------------
-------------------------------------------------- ----------------------- ---------------------- --------------------
Lehman Aggregate Bond Index                                4.10%                   6.62%                 6.95%
-------------------------------------------------- ----------------------- ---------------------- --------------------


     Distribution Plan

     Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 22 Corporate Plaza Drive, Newport Beach, California 92660. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% of the average daily net assets of each Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.


YOUR INVESTMENT

     Shareholder Information

     The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

     However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

Dividends, Distributions and Taxes

Dividends and Distributions

     Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year (except in the case of the Money Market Portfolio whose dividends are declared daily and paid monthly) and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contracts prospectus accompanying this Prospectus for more information.

     All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

Taxes

     Please see the Contracts prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

     Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

     Shares of each Portfolio are currently offered only to the separate accounts of MetLife and, in the case of certain Portfolios, to qualified pension and profit sharing plans. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

     Section  817(h)  of  the  Code  and  the  regulations   thereunder   impose
"diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Report to Policyholders

         The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

Sales and Purchases of Shares

     The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares and Class B shares of each Portfolio only to the separate accounts of MetLife to fund Contracts, and in the case of certain Portfolios, may sell Class A shares to qualified pension and profit sharing plans. The Trust's Class A shares that may be offered to qualified pension and profit sharing plans are not being offered by this Prospectus. Class E shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

     MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

     The Portfolios are available as investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transaction costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

     Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class A shares are not subject to a Rule 12b-1 fee. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contracts prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

Market Timing

     The Portfolios are not intended for market timers. However, there is no assurance that the Portfolios will not be used for market-timing strategies. If a Portfolio is used for market-timing, shareholders could suffer adverse effects, including increased transaction costs, interference with the efficient management of the Portfolio and dilution of investment returns. These effects may be greater for Portfolios that invest primarily in foreign securities because of time-zone arbitrage. Time-zone arbitrage is a market-timing strategy that attempts to take advantage of time zone differences between the time closing prices are established on foreign markets and the time the Portfolio's net asset value is determined. The risks of market-timing may also be greater for Portfolios that invest in other types of securities, such as small-cap stocks and high yield bonds, which are often thinly traded.

Valuation of Shares

     Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Trust is not open for business. In addition, trading in some of a Portfolio's assets may not occur on days when the Trust is open for business.

     Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

     Except for the Portfolios' money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at market value. If market values are not readily available, securities are valued at fair value as determined by the Valuation Committee of the Trust's Board of Trustees or a fair valuation service in the case of foreign securities held by Portfolios predominately investing in foreign securities. Money market instruments of the Portfolios maturing in 60 days or less are valued on the amortized cost basis.

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Portfolio's Class A shares and Class B shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.


Oppenheimer Capital Appreciation Portfolio

Class A

                                                                                    For the period from
                                                                                      January 2, 2002
                                                                                     (commencement of
                                                       For the Year Ended             operations) to
                                                      December 31, 2003(a)         December 31, 2002(a)
                                                      --------------------         -----------------
             NET ASSET VALUE,
             BEGINNING OF PERIOD.................             $6.47                        $8.57
                                                              -----                        -----
             INCOME FROM
             INVESTMENT
             OPERATIONS:

             Net investment income...............              0.01                         0.01

             Net realized and unrealized                       1.85                        (2.11)
             gains (losses)......................              ----                        ------

             TOTAL FROM
             INVESTMENT                                       $1.86                       (2.10)
             OPERATIONS..........................             -----                       ------
             DISTRIBUTIONS:

             Dividends from net
             investment income...................              ---                     (0.00)+++
             Distributions from net                            ---                        ---
             realized capital gains..............              ---                        ---
             capital gains.......................
             TOTAL DISTRIBUTIONS..................             ---                     (0.00)+++
                                                               ---                     ------
             NET ASSET VALUE, END                             $8.33                        $6.47
             OF PERIOD...........................             -----                        -----
             TOTAL RETURN........................             28.75%                   (24.47)%+
                                                              ------                   --------
             RATIOS/SUPPLEMENTAL
             DATA:
             Net assets, end of period (In                    $0.2                          $0.7
             millions)...........................
             RATIOS TO AVERAGE
             NET ASSETS (1):
             Expenses............................             0.72%                       0.75%++

             Net investment income ..............             0.07%                       0.17%++

             PORTFOLIO TURNOVER
             RATE................................             36.6%                       20.6%+



                                                                                    For the period from
                                                                                      January 2, 2002
                                                                                     (commencement of
                                                       For the Year Ended             operations) to
                                                      December 31, 2003(a)         December 31, 2002(a)
             --------------------                     --------------------         -----------------


             (1) Ratio of Operating
             Expenses to Average Net
             Assets Before
             Reimbursement by the
             Manager:                                         0.75%                       0.99%++

             Ratio of Expenses to
             Average Net Assets After
             Broker Rebates:                                  0.72%                         N/A

+        Non-annualized

++       Annualized

+++      Rounds to less than $0.005 per share.

N/A      Not Applicable
(a)      Net investments income per share was calculated using average shares outstanding.



Oppenheimer Capital Appreciation Portfolio

Class B

                                            For the Years Ended December 31,
                                                                                                  For the period from
                                                                                                   February 12, 2001
                                                                                                    (commencement of
                                                                                                    operations) to
                                                  2003(a)                  2002(a)                December 31, 2001(a)
                                                  -------                  -------                -----------------
NET ASSET VALUE,
BEGINNING OF PERIOD......................          $6.45                    $8.57                        $10.00
                                                   -----                    -----                        ------
INCOME FROM INVESTMENT
OPERATIONS:

Net investment income...................            ---                    0.00+++                      0.00+++

Net realized and unrealized gains                   1.84                   (2.12)                       (1.43)
(losses)                                            ----                   ------                       ------
TOTAL FROM INVESTMENT
OPERATIONS...............................           1.84                   (2.12)                       (1.43)
                                                    ----                   ------                       ------
DISTRIBUTIONS:

Dividends from net investment                       ---                  (0.00)+++                    (0.00)+++
income...................................
Distributions from net realized                     ---                      ---                          ---
capital gains............................           ---                      ---                          ---

TOTAL DISTRIBUTIONS......................           ---                  (0.00)+++                    (0.00)+++
                                                    ---                   ------                       ------
NET ASSET VALUE, END OF                            $8.29                    $6.45                        $8.57
PERIOD...................................         -----                    -----                        -----
TOTAL RETURN.............................         28.53%                 (24.73)%                     (14.27)%+
                                                  ------                 --------                     --------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period (In                     $551.0                    $122.4                       $26.9
millions)................................
RATIOS TO AVERAGE NET
ASSETS (1):
Expenses..................................         0.99%                    1.00%                       1.00%++

Net investment income (loss)..............        (0.03)%                  (0.02)%                      0.04%++

PORTFOLIO TURNOVER
RATE...................                            36.6%                    20.6%                        29.7%+




                                  For the Years Ended December 31,
                                                                                                  For the period from
                                                                                                   February 12, 2001
                                                                                                    (commencement of
                                                                                                    operations) to
                                                  2003(a)                  2002(a)                December 31, 2001(a)
--------------------------                       -------                  -------                 -----------------

(1)  Ratio of Operating
Expenses to Average Net                           0.98%*                     1.22%                       3.21%++
Assets Before Reimbursement
by the Manager:

Ratio of Expenses to Average
Net Assets After Broker                           0.99%                       N/A                          N/A
Rebates:

+        Non-annualized

++       Annualized

+++      Rounds to less than $0.005 per share.

*        Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

N/A      Not Applicable

(a)      Net investments income per share was calculated using average shares outstanding.



PIMCO Total Return Portfolio
Class A

                        For the Years Ended December 31,
                                                                                      For the period from
                                                                                           May 1, 2001
                                                                                        (commencement of
                                                                                          operations) to
                                                                                           December 31,
                                             2003(a)                2002(a)                  2001(a)
                                             -------                -------                  -------
NET ASSET VALUE,
BEGINNING OF PERIOD..................        $11.34                $10.35                   $10.03
                                             ------                ------                   ------
INCOME FROM
INVESTMENT
OPERATIONS:

Net investment income................          0.28                  0.33                     0.27

Net realized and unrealized
gains....                                      0.23                  0.66                     0.40
TOTAL FROM                                     ----                  ----                     ----
INVESTMENT                                     0.51                  0.99                     0.67
OPERATIONS..........................           ----                  ----                     ----
DISTRIBUTIONS:


Dividends from net                            (0.13)                  ---                    (0.20)
investment income...................
Distributions from net                        (0.11)                  ---                    (0.15)
realized capital gains...............         ------                  ---                    ------

TOTAL DISTRIBUTIONS..................         (0.24)                  ---                    (0.35)
                                              ------                  ---                    ------
NET ASSET VALUE, END                         $11.61                $11.34                   $10.35
OF PERIOD............................         ------                ------                   ------
TOTAL RETURN.........................         4.53%                  9.57%                   6.68%+
                                              -----                  -----                   -----
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of period (In                 $194.5                $155.0                   $59.1
millions)............................
RATIOS TO AVERAGE
NET ASSETS (1):
Expenses.............................         0.59%                  0.65%                  0.65%++
Net investment income................         2.43%                  3.06%                  3.76%++
PORTFOLIO TURNOVER                            547.1%                474.4%                  346.0%+
RATE.................................





                                    For the Years Ended December 31,
                                                                                                  For the period from
                                                                                                   February 12, 2001
                                                                                                    (commencement of
                                                                                                    operations) to
                                                  2003(a)                  2002(a)                December 31, 2001(a)
--------------------------                       -------                  -------                 -----------------

(1)  Ratio of Operating
Expenses to Average Net                           0.57%*                    0.64%*                  1.15%++
Assets Before
Reimbursement by the
Manager:


+        Non-annualized

++       Annualized

*        Excludes effect of deferred expense reimbursement by the Portfolio to the Manager.

(a)      Net investment income per share was calculated using average shares outstanding.




PIMCO Total Return Portfolio

Class B

                        For the Years Ended December 31,
                                                                                  For the period from
                                                                                  February 12, 2001
                                                                               (commencement of operations)
                                            2003(a)              2002(a)         to December 31, 2001(a)
                                            ------               -------         ----------------------


NET ASSET VALUE, BEGINNING OF PERIOD
                                             $11.29                $10.33                    $10.00
                                             ------                ------                    ------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income...............          0.24                  0.31                      0.32
Net realized and unrealized gains...          0.25                  0.65                      0.34
                                              ----                  ----                      ----
TOTAL FROM INVESTMENT OPERATIONS....
                                              0.49                  0.96                      0.66
                                              ----                  ----                      ----
DISTRIBUTIONS:
Distributions in excess of net               (0.13)                 ---                      (0.18)
investment income.............................................
Distributions from net realized              (0.11)                 ---                      (0.15)
                                             ------                 ---                      ------
capital gains.................................................
TOTAL DISTRIBUTIONS..........................(0.24)...........      ---                      (0.33)
                                             ------                 ---                      ------
NET ASSET VALUE, END OF PERIOD......         $11.54                $11.29                    $10.33
                                             ------                ------                    ------
TOTAL RETURN........................         4.53%                 9.29%                     6.68%+
                                             -----                 -----                     -----
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (In                $893.8                $427.7                     $46.2
millions)...........................
RATIOS TO AVERAGE NET ASSETS (1):
Expenses............................         0.83%                 0.90%                     0.90%++
Net investment income...............         2.07%                 2.85%                     3.48%++
PORTFOLIO TURNOVER RATE.............         547.1%                474.4%                    346.0%+
----------------------

(1) Ratio of Operating Expenses to Average Net Assets Before Reimbursement by
the Manager:
                                             0.82%*                0.90%*               1.40%++

+........Non-annualized

++.......Annualized

*........Excludes effect of deferred expense reimbursement by the Portfolio to
..........the Manager.

(a)......Net investment income per share was calculated using average shares outstanding.


FOR MORE INFORMATION


If you would like more information about a Portfolio, the following documents are available to you free upon request:

Annual/Semi-annual Reports

     Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information ("SAI")

     Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

If you would like a copy of the current versions of these documents, or other information about a Portfolio, contact:

                           Met Investors Series Trust
                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
                                 1-800-848-3854


Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission (`SEC"):

o  In person      Review and copy documents in the SEC's Public Reference Room in Washington, D.C.  (for information call 202-942-8090).

o  On line        Retrieve information from the EDGAR database on the SEC's
                  web site at: http://www.sec.gov.

o By mail Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549 or by e-mailing the SEC at publicinfo@sec.gov.

                              SEC FILE # 811-10183